UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07562
Morgan Stanley New York Quality Municipal Securities
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: October 31, 2009
Date of reporting period: April 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley New York Quality Municipal Securities performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended April 30, 2009

Market Conditions

Although economic indicators remained weak at the end of the reporting period, most appeared to be showing signs of a possible bottom. First quarter 2009 gross domestic product declined 6.1 percent, which was marginally better than the fourth quarter 2008 decline of 6.3 percent. Overall, we believe broad economic stimulus, lower inventories, and easy capital conditions in both the consumer and business segments point to the potential for an upturn in the economy in the second half of 2009.

The municipal market posted its best year-to-date return in 2009 since 1995. Furthermore, it has done so with less volatility than has been seen in the taxable market. Yield spreads have tightened toward their historic averages, although spreads at the longer end of the municipal yield curve remain well above these averages. For the overall period, high-grade municipal bonds outpaced high-yield municipal issues although the high-yield sector did outperform in the latter months as investor risk appetite returned. In terms of issuance, year-to-date 2009 levels are almost half that of the same period last year, despite a pick-up in issuance over the third and fourth quarters of 2008.

New York continues to struggle with a large budget deficit. Over the past year, net personal income tax revenues declined 51 percent. As a result, major spending cuts, job cuts, and an increase in the New York City sales tax have been proposed.

Performance Analysis

For the six-month period ended April 30, 2009, the net asset value (NAV) of Morgan Stanley New York Quality Municipal Securities (IQN) increased from $12.75 to $13.53 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.32 per share and a long-term capital gain distribution of $0.031798 per share, the Trust’s total NAV return was 9.78 percent. IQN’s value on the New York Stock Exchange (NYSE) moved from $10.52 to $11.41 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 12.20 percent. IQN’s NYSE market price was at a 15.67 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2009, declared in April, increased from $0.0525 to $0.06 per share. The dividend reflects the current level of the Trust’s net investment income. IQN’s level of undistributed net investment income was $0.091 per share on April 30, 2009 versus $0.038 per share six months earlier.1

The portfolio maintained an overall focus on higher-quality municipal securities throughout the period. This positioning enhanced returns as risk aversion and widening credit spreads led the lower-quality segment of the market to underperform. Overweight allocations to the high-quality essential services sectors were particularly beneficial.

The longer-dated municipal bonds held in the portfolio were the primary detractors from the Trust’s performance during the period, as the steepening of the municipal yield curve led to the relative outperformance of shorter-dated bonds. Additionally, a rally in the Treasury market during the period resulted in the underperformance of the hedges we used to offset the interest rate risk imposed by holdings in longer-dated municipal issues.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trust’s Board of Trustees has approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

The Trust may also take action to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 04/30/09
Other Revenue	20.4%
Hospital	17.4
Transportation	10.4
Appropriation	10.2
Dedicated Tax	8.1

LONG-TERM CREDIT ANALYSIS as of 04/30/09
Aaa/AAA	34.1%
Aa/AA	34.4
A/A	14.9
Baa/BBB	11.5
Ba/BB or Less	2.6
Non-Rated	2.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments. Long-term credit analysis are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley New York Quality Municipal Securities
Portfolio of Investments - April 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (139.2%)
	New York (135.6%)
$2,000	Battery Park City Authority, Ser 2003A	5.00%	11/01/24	$2,101,840
395	Hempstead Industrial Development Agency, Adelphi UniversityCivic Facility Ser 2002	5.50	06/01/32	396,643
500	Hudson Yards Infrastructure Corp, 2007 Ser A (NATL-RE Insd)	4.50	02/15/47	381,465
1,705	Long Island Power Authority, Ser 2004 A (AMBAC Insd)	5.00	09/01/34	1,631,719
1,000	Long Island Power Authority, Ser 2006 B	5.00	12/01/35	954,700
1,000	Madison County Industrial Development Agency, Colgate University Project, Ser 2003B	5.00	07/01/33	1,001,050
2,000	Metropolitan Transportation Authority, Dedicated Tax Fund Refg Ser 2002 A (FSA Insd)	5.25	11/15/24	2,049,880
3,000	Metropolitan Transportation Authority, Transportation Ser 2003 A (FSA Insd)	5.00	11/15/25	3,029,040
1,000	Montgomery County Industrial Development Agency, Hamilton Fulton Montgomery BOCES Ser 2004 A (XLCA Insd)	5.00	07/01/34	815,270
500	Nassau County Sewer & Storm Water Finance Authority, 2004 Ser B (NATL-RE Insd)	5.00	10/01/22	512,540
500	Nassau County Sewer & Storm Water Finance Authority, 2004 Ser B (NATL-RE Insd)	5.00	10/01/23	511,165
1,000	Nassau County Tobacco Settlement Corporation, Ser 2006	0.00 (a)	06/01/26	838,250
1,000	New York City Cultural Resource Trust, Wildlife Conservation Society Ser 2004 (FGIC Insd)	5.00	02/01/34	1,000,340
2,000	New York City Health & Hospitals Corporation, 2003 Ser B (AMBAC Insd)	5.25	02/15/21	2,039,320
2,000	New York City Industrial Development Agency, IAC/Interactive Corp Ser 2005	5.00	09/01/35	1,233,180
1,325	New York City Industrial Development Agency, New York Stock Exchange Project 2004 Ser A	5.40	05/01/19	1,327,835
500	New York City Industrial Development Agency, Polytechnic University Project Ser 2007 (ACA Insd)	5.25	11/01/37	381,395
1,500	New York City Industrial Development Agency, Queens Baseball Stadium Ser 2006 (AMBAC Insd)	5.00	01/01/46	1,195,530
2,000	New York City Industrial Development Agency, Terminal One Group Association Ser 2005 (AMT)	5.50	01/01/24	1,776,100
1,500	New York City Industrial Development Agency, Yankee Stadium Ser 2006 (FGIC Insd)	5.00	03/01/46	1,184,625
500	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution 2007 Ser DD	5.00	06/15/39	493,075
1,500	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution 2009 Ser FF-2	5.50	06/15/40	1,581,495
1,000	New York City Transitional Finance Authority, 2004 Ser C (NATL-RE Insd)	5.00	02/01/21	1,052,300
500	New York City Transitional Finance Authority, Building Aid 2009 Ser S-3	5.25	01/15/39	491,830
1,000	New York City Transitional Finance Authority, Refg 2003 Ser D (NATL-RE Insd)	5.25	02/01/21	1,050,710

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,250	New York City Trust and Cultural Resources, The Museum of Modern Art Refg Ser 2008-1-A (b)	5.00%	04/01/28	$2,124,553
1,500	New York City, 2005 Ser G	5.00	12/01/23	1,525,650
1,140	New York City, 2009 Subser A-1 (b)	5.25	08/15/27	1,262,218
1,140	New York City, 2009 Subser A-1 (b)	5.25	08/15/28	1,262,218
750	New York City, 2009 Subser F-1	5.50	11/15/28	780,473
1,000	New York Counties Tobacco Trust IV, Ser 2005 A (c)	5.00	06/01/45	618,180
2,000	New York Local Government Assistance Corporation, Ser 1993 C	5.50	04/01/17	2,318,580
2,500	New York State Dormitory Authority, Catholic Health Long Island – St Francis Hospital Ser 2004	5.10	07/01/34	1,827,350
1,000	New York State Dormitory Authority, Department of Health Ser 2004	5.00	07/01/23	1,032,550
3,000	New York State Dormitory Authority, Hospital – FHA Insured Mtge 2004 Ser A (FSA Insd)	5.25	08/15/19	3,098,700
2,000	New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center 2003 Ser I	5.00	07/01/34	1,971,680
500	New York State Dormitory Authority, Mental Health Services Facilities Improvement Ser 2007A	5.00	02/15/27	509,005
2,000	New York State Dormitory Authority, Montefiore Hospital – FHA Insured Mtge Ser 2004 (FGIC Insd)	5.00	08/01/29	1,979,760
1,000	New York State Dormitory Authority, New York School Districts 2002 Ser D (NATL-RE Insd)	5.00	10/01/30	976,830
1,795	New York State Dormitory Authority, New York School Districts 2003 Ser A	5.25	07/01/20	1,909,521
500	New York State Dormitory Authority, New York School Districts 2008 Ser D (AGC Insd)	5.75	10/01/24	546,730
550	New York State Dormitory Authority, New York University Ser 1 (BHAC AMBAC Insd)	5.50	07/01/31	607,734
470	New York State Dormitory Authority, New York University Ser 2008C	5.00	07/01/38	467,109
375	New York State Dormitory Authority, Orange Regional Medical Center Ser 2008	6.125	12/01/29	285,379
1,000	New York State Dormitory Authority, Winthrop South Nassau University Health Ser 2003 B	5.50	07/01/23	897,100
1,500	New York State Energy & Research Development Authority, Brooklyn Union Gas Co 1991 Ser D (AMT) (NATL-RE Insd)	8.53 (d)	04/01/20	1,527,120
1,940	New York State Environmental Facilities Corporation, Clean Water Ser 2003 B	5.00	12/15/22	2,004,544
1,000	New York State Mortgage Agency Homeowner Ser 143 (AMT)	4.90	10/01/37	871,590
2,500	New York State Thruway Authority, Personal Income Tax Transportation Ser 2003 A (NATL-RE Insd)	5.00	03/15/21	2,621,375
750	New York State Urban Development Corporation, Service Contract Refg Ser 2008B	5.25	01/01/24	770,820
1,000	Niagara Falls City School District, Ser 2005 (COPs) (FSA Insd)	5.00	06/15/28	845,770
1,000	Niagara Falls Public Water Authority, Ser 2005 (XLCA Insd)	5.00	07/15/26	1,004,160
940	North Syracuse Central School District, Onondaga County Refg Ser 2007 A (NATL-RE FGIC Insd)	5.00	06/15/23	1,002,491

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$1,500	Sales Tax Asset Receivable Corporation, 2005 Ser A (AMBAC Insd)	5.00%		10/15/29	$1,536,060
1,000	Suffolk County Industrial Development Agency, Jeffersons Ferry Ser 2006	5.00		11/01/28	729,690
1,000	Tobacco Settlement Financing Corporation, State Contingency Ser 2003 B-1C	5.50		06/01/21	1,024,790
1,000	Triborough Bridge & Tunnel Authority, Refg Ser 2002 E (NATL-RE Insd) (b)	5.00		11/15/32	1,005,156
1,500	Triborough Bridge & Tunnel Authority, Ser 2003 A (AMBAC Insd)	5.00		11/15/28	1,516,950
1,000	TSASC Inc, Tobacco Settlement Ser 2006-1	5.125		06/01/42	637,650
1,000	Westchester Tobacco Asset Securitization Corporation, Ser 2005	5.125		06/01/45	632,340
660	Willsboro Central School District, Essex County Refg Ser 2002 (NATL-RE Insd)	5.75		06/15/27	675,893
610	Willsboro Central School District, Essex County Refg Ser 2002 (NATL-RE Insd)	5.75		06/15/28	624,445

					74,063,461

	Puerto Rico (3.6%)
1,000	Puerto Rico Electric Power Authority, Power Ser DD (FSA Insd)	4.50		07/01/19	977,200
1,000	Puerto Rico, Public Impr Refg Ser 1999	5.25		07/01/16	974,310

					1,951,510

	Total Tax-Exempt Municipal Bonds (Cost $79,821,608)				76,014,971

	Short-Term Tax-Exempt Municipal Obligations (1.5%)
	New York
100	New York City Municipal Water Finance Authority, Water & Sewer Ser 2008 Subser B-3 (Demand 05/01/09)	0.45	(e)	06/15/25	100,000
500	New York Dormitory Authority, Cornell University Ser 1990 B (Demand 05/01/09)	0.40	(e)	07/01/25	500,000
200	Tompkins County Industrial Development Agency, Cornell University Ser 2008 A-1 (Demand 05/01/09)	0.40	(e)	07/01/37	200,000

	Total Short-Term Tax-Exempt Municipal Obligations (Cost $800,000)				800,000

	Total Investments (Cost $80,621,608)				76,814,971

	Floating Rate Note and Dealer Trust Obligations Related to Securities Held (-6.4%)
(3,495)	Notes with interest rates ranging from 0.53% to 0.81% at April 30, 2009 and contractual maturities of collateral ranging from 08/15/27 to 11/15/32 (See Note 1D) (f) (Cost ($3,495,000))				(3,495,000)

	Total Net Investments (Cost $77,126,608) (g)(h)			134.3%	73,319,971
	Other Assets in Excess of Liabilities			2.2	1,189,682
	Preferred Shares of Beneficial Interest			(36.5)	(19,900,000)

	Net Assets Applicable to Common Shareholders			100.0%	$54,609,653

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Portfolio of Investments - April 30, 2009 (unaudited) continued

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
FHA	Federal Housing Authority.
(a)	Security is a “step-up” bond where the coupon increases on a predetermined future date.
(b)	Underlying security related to inverse floaters entered into by the Trust. (See Note 1D).
(c)	A portion of this security has been physically segregated in connection with open futures contracts.
(d)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $1,527,120 which represents 2.8% of net assets applicable to common shareholders.
(e)	Current coupon of variable rate demand obligation.
(f)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at April 30, 2009.
(g)	Securities have been designated as collateral in connection with open futures contracts and inverse floating rate municipal obligations.
(h)	The aggregate cost for federal income tax purposes is $77,126,608. The aggregate gross unrealized appreciation is $1,049,095 and the aggregate gross unrealized depreciation is $4,855,732, resulting in net unrealized depreciation of $3,806,637.

Bond Insurance:
ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AMBAC	Ambac Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
NATL-RE	National Public Finance Guarantee Corporation
XLCA	XL Capital Assurance Inc.

Futures Contracts Open at April 30, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
56	Long	U.S. Treasury Note 2 Year	$12,182,625	$31,259
		June 2009
34	Long	U.S. Treasury Note 5 Year	3,982,782	(3,863)
		June 2009
17	Short	U.S. Treasury Bond 20 Year	(2,083,562)	49,551
		June 2009
44	Short	U.S. Treasury Note 10 Year	(5,321,250)	73,709
		June 2009

		Net Unrealized Appreciation		$150,656

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Financial Statements

Statement of Assets and Liabilities
April 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $80,621,608)	$76,814,971
Cash	54,878
Receivable for:
Interest	1,168,037
Variation margin	17,906
Prepaid expenses and other assets	28,265

Total Assets	78,084,057

Liabilities:
Floating rate note and dealer trusts obligations	3,495,000
Payable for:
Investment advisory fee	19,316
Administration fee	5,723
Transfer agent fee	1,708
Accrued expenses and other payables	52,657

Total Liabilities	3,574,404

Preferred shares of beneficial interest, (at liquidation value), (1,000,000 shares authorized of non-participating $.01 par value, 398 shares outstanding)	19,900,000

Net Assets Applicable to Common Shareholders	$54,609,653

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 4,036,155 shares outstanding)	$58,297,502
Net unrealized depreciation	(3,655,981)
Accumulated undistributed net investment income	367,883
Accumulated net realized loss	(399,751)

Net Assets Applicable to Common Shareholders	$54,609,653

Net Asset Value Per Common Share ($54,609,653 divided by 4,036,155 common shares outstanding)	$13.53

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Financial Statements continued

Statement of Operations
For the six months ended April 30, 2009 (unaudited)

Net Investment Income:
Interest Income	$1,906,852

Expenses
Investment advisory fee	101,180
Professional fees	38,758
Administration fee	29,979
Auction commission fees	23,285
Interest and residual trust expenses	19,540
Shareholder reports and notices	14,589
Auction agent fees	11,043
Listing fees	9,398
Custodian fees	5,908
Transfer agent fees and expenses	5,078
Trustees’ fees and expenses	925
Other	15,709

Total Expenses	275,392

Net Investment Income	1,631,460

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	87,961
Futures contracts	(285,027)

Net Realized Loss	(197,066)

Change in Unrealized Appreciation/Depreciation on:
Investments	3,307,640
Futures contracts	(55,591)

Net Change in Unrealized Appreciation/Depreciation	3,252,049

Net Gain	3,054,983

Dividends to preferred shareholders from net investment income	(123,408)

Net Increase	$4,563,035

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	APRIL 30, 2009	OCTOBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,631,460	$3,262,712
Net realized loss	(197,066)	(75,923)
Net change in unrealized appreciation/depreciation	3,252,049	(8,096,569)
Dividends to preferred shareholders from net investment income	(123,408)	(841,407)

Net Increase (Decrease)	4,563,035	(5,751,187)

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,291,569)	(2,536,033)
Net realized gain	(128,342)	—

Total Dividends and Distributions	(1,419,911)	(2,536,033)

Decrease from transactions in common shares of beneficial interest	—	(334,838)

Net Increase (Decrease)	3,143,124	(8,622,058)
Net Assets Applicable to Common Shareholders:
Beginning of period	51,466,529	60,088,587

End of Period
(Including accumulated undistributed net investment income of $367,883 and $151,400, respectively)	$54,609,653	$51,466,529

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Financial Statements continued

Statement of Cash Flows
For the six months ended April 30, 2009 (unaudited)

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net increase in net assets from operations (including preferred share distributions)	$4,563,035

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain on investments	(87,961)
Net change in unrealized appreciation/depreciation on investments	(3,307,640)
Amortization of premium	94,353
Accretion of discount	(31,544)
Cost of purchases of investments	(12,967,221)
Proceeds from sales of investments	5,242,633
Net sales of short-term investments	8,100,000
Increase in interest receivables and other assets	(150,333)
Decrease in accrued expenses and other payables	(10,752)

Total Adjustments	(3,118,465)

Net Cash Provided by Operating Activities	1,444,570

Cash Flows Used for Financing Activities
Dividends and distributions paid	(1,419,911)

Net Increase in Cash	24,659
Cash at the Beginning of the Period	30,219

Cash at the End of the Period	$54,878

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$19,540

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley New York Quality Municipal Securities (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The Trust may be affected by economic and political developments in the state of New York.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange.

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trust Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “floating rate note and dealer trust obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “interest income” and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” in the Trust’s Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At April 30, 2009, Trust investments with a value of $5,654,145 are held by the Dealer Trusts and serve as collateral for the $3,495,000 in the floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note obligations and interest rates in effect at April 30, 2009 are presented in the Portfolio of Investments.

E. Interest Rate Swaps — The Trust may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008 remains subject to examination by taxing authorities.

The Trust purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s average weekly net assets, including current preferred shares and floating rate note and dealer trust obligations of $3,495,000 entered into to retire outstanding preferred shares of the Trust.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s average weekly net assets, including current preferred shares and floating rate note and dealer trust obligations of $3,495,000 entered into to retire outstanding preferred shares of the Trust.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.
3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2009 aggregated $12,967,221 and $5,242,633, respectively.

The Trust has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.
4. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

$50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

		AMOUNT IN		RESET	RANGE OF
SERIES	SHARES+	THOUSANDS+	RATE+	DATE	DIVIDEND RATES++
1	216	$10,800	0.792%	05/05/09	0.594% – 2.557%
2	182	9,100	0.762	05/08/09	0.594 – 1.691

+	As of April 30, 2009.
++	For the six months ended April 30, 2009.

Subsequent to April 30, 2009 and up through June 5, 2009, the Trust paid dividends to Series 1 and 2 at rates ranging from 0.442% to 0.792%, in the aggregate amount of $12,375.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

The Trust entered into additional floating rate note and dealer trust obligations as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	SHARES	VALUE
Outstanding at October 31, 2007	480	$24,000,000
Shares retired	(82)	(4,100,000)

Outstanding at October 31, 2008	398	19,900,000

Shares retired	—	—

Outstanding at April 30, 2009	398	$19,900,000

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
			EXCESS OF
	SHARES	PAR VALUE	PAR VALUE
Balance, October 31, 2007	4,061,568	$40,615	$58,595,741
Shares repurchased (weighted average discount 10.69%)+++	(25,413)	(254)	(334,584)
Reclassification due to permanent book/tax differences	—	—	(4,016)

Balance, October 31, 2008	4,036,155	40,361	58,257,141

Shares repurchased	—	—	—

Balance, April 30, 2009	4,036,155	$40,361	$58,257,141

The Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+++	The Trustees have voted to retire the shares purchased.
6. Dividends to Common Shareholders
On April 7, 2009, the Trust declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.06	May 22, 2009	May 29, 2009
$0.06	June 19, 2009	June 26, 2009
7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.
8. Purposes of and Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statements of Assets and Liabilities.

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2008, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and tax adjustments on inverse floaters.
10. Fair Valuation Measurements
The Trust adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley New York Quality Municipal Securities
Notes to Financial Statements - April 30, 2009 (unaudited) continued

The following is a summary of the inputs used as of April 30, 2009 in valuing the Trust’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2009 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$76,814,971	—	$76,814,971	—
Other Financial Instruments*	150,656	$150,656	—	—

Total	$76,965,627	$150,656	$76,814,971	—

*	Other financial instruments include futures contracts.
11. Accounting Pronouncements
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Trust’s financial statements has not been determined.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the Trust’s financial statement.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. Management is currently evaluating the impact that the adoption of SFAS 165 will have on the Trust’s financial statement disclosures.

Morgan Stanley New York Quality Municipal Securities
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED	FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2009	2008	2007	2006	2005	2004
	(unaudited)

Selected Per Share Data:
Net asset value, beginning of period	$12.75	$14.79	$15.32	$15.21	$15.38	$15.00

Income (loss) from investment operations:
Net investment income(1)	0.40	0.81	0.84	0.83	0.82	0.84
Net realized and unrealized gain (loss)	0.76	(2.02)	(0.55)	0.42	(0.12)	0.40
Common share equivalent of dividends paid to preferred shareholders(1)	(0.03)	(0.21)	(0.20)	(0.17)	(0.09)	(0.08)

Total income (loss) from investment operations	1.13	(1.42)	0.09	1.08	0.61	1.16

Less dividends and distributions from:
Net Investment income	(0.32)	(0.63)	(0.60)	(0.71)	(0.75)	(0.81	)(2)
Net realized gain	(0.03)	—	(0.05)	(0.31)	(0.07)	—

Total dividends and distributions	(0.35)	(0.63)	(0.65)	(1.02)	(0.82)	(0.81)

Anti-dilutive effect of acquiring treasury shares(1)	—	0.01	0.03	0.05	0.04	0.03

Net asset value, end of period	$13.53	$12.75	$14.79	$15.32	$15.21	$15.38

Market value, end of period	$11.41	$10.52	$13.17	$13.92	$13.30	$13.72

Total Return(3)	12.20%(6)	(16.04)%	(0.83)%	12.76%	2.93%	8.81%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.07%(7)	1.00%(5)	1.07%(4)	0.87%(4)	0.91%(4)	0.91	%(4)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.99%(7)	0.94%(5)	0.89%(4)	0.87%(4)	0.91%(4)	0.91	%(4)
Net investment income before preferred stock dividends	6.32%(7)	5.64%(5)	5.59%(4)	5.56%(4)	5.36%(4)	5.53	%(4)
Preferred stock dividends	0.48%(7)	1.45%	1.33%	1.15%	0.59%	0.56%
Net investment income available to common shareholders	5.84%(7)	4.19%(5)	4.26%(4)	4.41% (4)	4.77%(4)	4.97	%(4)
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$54,610	$51,467	$60,089	$63,501	$65,323	$67,643
Asset coverage on preferred shares at end of period	374%	359%	350%	365%	372%	382%
Portfolio turnover rate	8%(6)	6%	8%	17%	27%	26%

(1)	The per share amounts were computed using an average number of common shares outstanding during the period.
(2)	Includes capital gain distribution of $0.001 per share.
(3)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Does not reflect the effect of expense offset of 0.03%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
Portfolio Management (unaudited)

The Trust is managed within the Municipals team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Trust’s portfolio is Neil Stone, a Managing Director of the Investment Adviser.

Mr. Stone has been associated with the Investment Adviser in an investment management capacity since March 1995 and began managing the Trust in September 2007.

Morgan Stanley New York Quality Municipal Securities
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other resources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to

Morgan Stanley New York Quality Municipal Securities
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

improve our sites’ content and personalize your experience on our sites by , for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
New York Quality
Municipal Securities
NYSE: IQN

Semiannual
Report

April 30, 2009

IQNSAN
IU09-02678P-Y04/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units)that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

2

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley New York Quality Municipal Securities
/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 23, 2009

4